UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 1, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 1, 2007, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offering of $775,000,000 aggregate principal amount of Floating Rate Senior Notes due January 31, 2012 and $500,000,000 aggregate principal amount of Floating Rate Senior Notes due January 31, 2014 (collectively, the “Floating Rate Senior Notes”), pursuant to an Underwriting Agreement dated January 25, 2007 (the “Underwriting Agreement”) as amended and restated as of January 26, 2007 (the “Amended and Restated Underwriting Agreement”) by and among Funding, the Corporation, and Citigroup Global Markets Inc. and Goldman Sachs & Co., as representatives for several underwriters. The Underwriting Agreement and the Amended and Restated Underwriting Agreement are attached to this Current Report on Form 8-K as Exhibit 1.1 and 1.2, respectively. The Floating Rate Senior Notes were issued on February 1, 2007 pursuant to a Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01), initially filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2007 and effective immediately upon filing (the “Registration Statement”). A Preliminary Prospectus Supplement relating to the Floating Rate Senior Notes was filed with the SEC on January 24, 2007 pursuant to Rule 424(b) under the Securities Act. A free writing prospectus relating to the Floating Rate Senior Notes was filed with the SEC on January 26, 2007 pursuant to Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”). The forms of the Floating Rate Senior Notes are attached to this Current Report on Form 8-K as Exhibit 4.1, 4.2 and 4.3. The forms of the related Guarantees for the Floating Rate Senior Notes are attached to this Current Report on Form 8-K as Exhibit 4.4, 4.5 and 4.6.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Floating Rate Senior Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement dated January 25, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Citigroup Global Markets, Inc. and Goldman Sachs & Co., as representatives of the several underwriters

1.2	Amended and Restated Underwriting Agreement dated January 26, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Citigroup Global Markets, Inc. and Goldman Sachs & Co., as representatives of the several underwriters

4.1	Form of Floating Rate Senior Notes due 2012 No. 1

4.2	Form of Floating Rate Senior Notes due 2012 No. 2

4.3	Form of Floating Rate Senior Notes due 2014 No. 1

4.4	Form of Guarantee related to Floating Rate Senior Notes due 2012 No. 1

4.5	Form of Guarantee related to Floating Rate Senior Notes due 2012 No. 2

4.6	Form of Guarantee related to Floating Rate Senior Notes due 2014 No. 1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: February 2, 2007	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement dated January 25, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Citigroup Global Markets, Inc. and Goldman Sachs & Co., as representatives of the several underwriters	Filed herewith.

1.2	Amended and Restated Underwriting Agreement dated January 26, 2007 by and among PNC Funding Corp, The PNC Financial Services Group, Inc., and Citigroup Global Markets, Inc. and Goldman Sachs & Co., as representatives of the several underwriters	Filed herewith.

4.1	Form of Floating Rate Senior Notes due 2012 No. 1	Filed herewith.

4.2	Form of Floating Rate Senior Notes due 2012 No. 2	Filed herewith.

4.3	Form of Floating Rate Senior Notes due 2014 No. 1	Filed herewith

4.4	Form of Guarantee related to Floating Rate Senior Notes due 2012 No. 1	Filed herewith.

4.5	Form of Guarantee related to Floating Rate Senior Notes due 2012 No. 2	Filed herewith.

4.6	Form of Guarantee related to Floating Rate Senior Notes due 2014 No. 1	Filed herewith.